UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)         March 21, 2005
                                                   -----------------------------

                         Watts Water Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                001-11499                             04-2916536
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

           815 Chestnut Street
      North Andover, Massachusetts                                01845
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (978) 688-1811
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On March 21, 2005, Watts Water Technologies, Inc. (the "Company") and certain subsidiaries of the Company entered into Amendment No. 1 to Credit Agreement and Amendment No. 1 to Guaranty Agreement (the "Amendment"), with respect to its Credit Agreement, dated September 23, 2004, among the Company, certain subsidiaries of the Company who became borrowers under the Credit Agreement, Bank of America, N.A. as Administrative Agent, Swing Line Lender and Letter of Credit Issuer, JPMorgan Chase Bank and Wachovia Bank, National Association, as Syndication Agents, KeyBank, National Association and SunTrust Bank, as Documentation Agents, and the other lenders referred to therein (the "Credit Agreement") and the related Guaranty delivered to Bank of America, N.A., as Administrative Agent, on September 23, 2004 in connection with the Credit Agreement (the "Guaranty Agreement"). Under the terms of the Amendment, the foreign subsidiaries of the Company party to the Credit Agreement and the Guaranty Agreement shall not be guarantors of the obligations of the Company or domestic subsidiaries of the Company under the Credit Agreement and are required to be guarantors of only the obligations of the Company's foreign subsidiaries under the Credit Agreement.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

         10.1 Credit Agreement, dated as of September 23, 2004, among Watts Water Technologies, Inc., certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, and the several financial institutions party thereto from time to time. (1)

         10.2 Amendment No. 1 to Credit Agreement and Amendment No. 1 to Guaranty Agreement, dated as of March 21, 2005, by and among Watts Water Technologies, Inc., certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, and the several financial institutions party thereto from time to time.

----------
(1) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q filed November 5, 2004

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WATTS WATER TECHNOLOGIES, INC.


Date:  March 22, 2005
                                         By: /s/ Kenneth R. Lepage
                                             ----------------------------
                                             Name:  Kenneth R. Lepage
                                             Title: Assistant General Counsel
                                                    and Assistant Secretary

                                  EXHIBIT INDEX

 Exhibit No.      Description
 -----------      -----------

    10.1 Credit Agreement, dated as of September 23, 2004, among Watts Water Technologies, Inc., certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, and the several financial institutions party thereto from time to time. (1)

    10.2 Amendment No. 1 to Credit Agreement and Amendment No. 1 to Guaranty Agreement, dated as of March 21, 2005, by and among Watts Water Technologies, Inc., certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, and the several financial institutions party thereto from time to time.

----------
(1) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q filed November 5, 2004